UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share 7.00% Series D Cumulative Convertible Preferred Stock	ARE ARE/PD	New York Stock Exchange New York Stock Exchange

Item 8.01              Other Events

On June 20, 2019, Alexandria Real Estate Equities, Inc. (the “Company”) entered into (a) forward sale agreements with each of Bank of America, N.A. (“BofA”), Citibank, N.A., and JPMorgan Chase Bank, National Association, London Branch (“JPMC”) and (b) an underwriting agreement by and among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and BofA, Citibank Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser) and JPMC, each in its capacity as a forward seller, relating to the issuance and sale of up to 4,427,500 shares of the Company’s company stock at a public offering price of $139.20 per share, including an option to purchase up to 577,500 additional shares of the Company’s common stock. On June 21, 2019, the Underwriters exercised the option to purchase an additional 577,500 shares of the Company’s common stock, and on June 24, 2019, the Company entered into amendments to each of the forward sale agreements relating to the exercise of the option.  The sale of shares closed on June 25, 2019.

All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the underwriting agreement, the forward sale agreements, and the amendments to the forward sale agreements are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

On June 20, 2019, the Company issued a press release announcing the offer of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

On June 20, 2019, the Company issued a press release announcing the pricing of its common stock.  A copy of the press release is attached hereto as Exhibit 99.2.

On June 25, 2019, the Company issued a press release announcing the closing of the public offering of 4,427,500 shares of common stock.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01              Financial Statements and Exhibits

(d)                                 Exhibits

1.1

Underwriting Agreement, dated June 20, 2019, by and among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Bank of America, N.A., Citigroup Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser), and JPMorgan Chase Bank, National Association, London Branch, each in its capacity as a forward seller.

1.2	Confirmation of Registered Forward Transaction, dated June 20, 2019, by and between the Company and Bank of America, N.A.

1.3	Confirmation of Registered Forward Transaction, dated June 20, 2019, by and between the Company and Citibank, N.A.

1.4	Confirmation of Registered Forward Transaction, dated June 20, 2019, by and between the Company and JP Morgan Chase Bank, National Association, London Branch.

1.5	Amendment to Confirmation of Registered Forward Transaction, dated June 24, 2019, by and between the Company and Bank of America, N.A.

1.6	Amendment to Confirmation of Registered Forward Transaction, dated June 24, 2019, by and between the Company and JPMorgan Chase Bank, National Association, London Branch.

1.7	Amendment to Confirmation of Registered Forward Transaction, dated June 24, 2019, by and between the Company and Citibank, N.A.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Venable LLP (included in opinion filed as Exhibit 5.1)

23.2	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

99.1	Press Release, dated June 20, 2019

99.2	Press Release, dated June 20, 2019

99.3	Press Release, dated June 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: June 25, 2019	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer